EXHIBIT 24.1


                                POWER OF ATTORNEY


         Herbert R. Douglas hereby designates and appoints Raymond J. Miller as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



       Signature                           Title                       Date
       ---------                           -----                       ----


/s/ Herbert R. Douglas          President and Chief Executive     April 13, 1999
---------------------------     Officer and Chairman of the
Herbert R. Douglas              Board of Directors

                                POWER OF ATTORNEY


         Raymond J. Miller hereby designates and appoints Herbert R. Douglas as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



        Signature                         Title                         Date
        ---------                         -----                         ----

/s/ Raymond J. Miller         Vice President, Chief Financial     April 13, 1999
-------------------------     Officer, Secretary and Director
Raymond J. Miller

                                POWER OF ATTORNEY


         Michael S. Marcus hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



        Signature                         Title                        Date
        ---------                         -----                        ----

/s/ Michael S. Marcus             Controller and Treasurer        April 13, 1999
----------------------------
Michael S. Marcus

                                POWER OF ATTORNEY


         Randall L. Lambert hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



        Signature                       Title                        Date
        ---------                       -----                        ----

/s/ Randall L. Lambert                 Director                  April 16, 1999
------------------------------
Randall L. Lambert

                                POWER OF ATTORNEY


         Gasper Mir hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



         Signature                     Title                          Date
         ---------                     -----                          ----

/s/ Gasper Mir                        Director                   April 13, 1999
------------------------------
Gasper Mir

                                POWER OF ATTORNEY


         F. Hall Webb hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



         Signature                      Title                         Date
         ---------                      -----                         ----

/s/ F. Hall Webb                       Director                  April 13, 1999
----------------------------
F. Hall Webb

                                 POWER OF ATTORNEY


         Melvyn L. Wolff hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



         Signature                       Title                        Date
         ---------                       -----                        ----

/s/ Melvyn L. Wolff                     Director                 April 23, 1999
-----------------------------
Melvyn L. Wolff